united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive , Suite 450,Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

Princeton Long/Short Treasury Fund Class A Shares: PTAAX Class I Shares: PTAIX

Annual Report
December 31, 2019

www.princetontreasuryfund.com
1-888-868-9501

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.princetonfundadvisors.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Annual Letter December 31, 2019 PTAIX│PTAAX

During the Princeton Long/Short Treasury Fund’s (the “Fund”) fiscal year ended December 31, 2019 (the “Investment Period”) the Fund’s Class I Shares had performance of -2.72%. Since Inception the Fund’s Class I shares have had performance of -1.85% (annualized).

As of December 31, 2019	Q1 2019	Q2 2019	Q3 2019	Q4 2019	One Year	Inception through 12/31/2019*
PTAIX Class I (NAV)	4.32%	-1.28%	-2.20%	-3.42%	-2.72%	-1.85%
PTAAX Class A (NAV)	4.14%	-1.39%	-2.22%	-3.57%	-3.17%	-2.23%
PTAAX Class A (Max Load)	-1.85%	-7.02%	-7.87%	-9.10%	-8.74%	-4.20%
Bloomberg Barclays U.S. Aggregate Bond Index	2.94%	3.08%	2.27%	0.18%	8.72%	4.13%

*	Inception date is February 1, 2017. Returns for periods longer than one year are annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

Through much of the year, shifting market conditions generated mixed signals from the strategy’s sub-models and fewer definitive trade signals were generated resulting in a higher than normal allocation to cash for the Investment Period.

Approximate Trade Positions 2019

Trade positions are an estimate and are subject to change without notice. Trade positions should not be considered investment advice.

Unaudited

Annual Letter December 31, 2019 PTAIX│PTAAX

The Fund seeks to replicate the returns of the ProfitScore Long/Short US Treasuries Index. Resources are continually being committed to the improvement and development of ProfitScore’s investment models. Over the last several years ProfitScore has allocated significant resources to the research and development of machine learning models. In 2019 the team implemented the latest enhancements to their process. These enhancements involved first determining if the market was in a “fear” or “non-fear” state. If they deemed the market to be in a “fear” state, a particular set of predictive models were utilized. If they deemed the market was in a “non-fear” state, another set of models were utilized to determine trading positions. ProfitScore believes their highest return potential is when markets enter the “fear” phase. This is also traditionally the most challenging time for equity markets. In 2019, based upon their models, the market never entered a “fear” phase.

Since inception, the Fund’s performance was either positive or flat 71% of the trading days and negative only 29% of the trading days. This compares to the S&P 500 which was positive or flat 57% of the trading days and negative 43% of the trading days, and the Bloomberg Barclays U.S. Aggregate Bond Index which was positive or flat 55% of the trading days and negative 45% of the trading days.

Inception[1] – December 31, 2019	PTAIX	S&P 500	Barclays Agg[2]
Positive/Flat Days	522	417	405
Negative Days	211	316	328
% Positive/Flat Days	71%	57%	55%
% Negative Days	29%	43%	45%

[1]	Inception date is 2/1/2017

[2]	Bloomberg Barclays U.S. Aggregate Bond Index

Outlook

Going forward, we believe interest rate uncertainty may present a significant headwind for traditional fixed income investment strategies. In addition, there are macroeconomic uncertainties present in the global markets. We believe the Fund’s ability to be long, short or cash gives it a potential advantage in this changing interest rate environment and uncertain macroeconomic environment, especially if the market moves into a “fear” phase. We are excited to see how the enhancements that ProfitScore has made to their trading model will play out over the course of 2020.

Unaudited

Annual Letter December 31, 2019 PTAIX│PTAAX

Mutual Funds involve risk including the possible loss of principal. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities, whether via direct investment or through Underlying Funds, will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.

The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. Overall fixed income, and derivatives market risks may affect the value of the Fund. While the Fund is not designed to be correlated with the markets in general, dramatic or abrupt volatility within the market would negatively impact the Fund’s strategy.

Model Risk: Like all quantitative analysis, ProfitScore’s directional trading model used to create the ProfitScore® Long/Short U.S. Treasuries Index carries a risk that it might be based on one or more incorrect assumptions. The model may not accurately predict the direction of the value of US Treasuries. Rapidly changing and unforeseen market dynamics could also lead to a decrease in the effectiveness of the model. The Fund is not designed to participate in or be correlated to overall movements of the markets; therefore the Fund may not benefit from positive equity or fixed income markets, or experience the same type of positive returns as some other funds in a positive equity or fixed income market environment. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the portfolio assets traded can be bought and sold without corresponding commission costs.

Unaudited

Princeton Long/Short Treasury Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the year ended December 31, 2019, as compared to its benchmark:

		Annualized
		Since Inception** -
	One Year	December 31, 2019
Princeton Long/Short Treasury Fund Class A	(3.17)%	(2.23)%
Princeton Long/Short Treasury Fund Class A with load	(8.74)%	(4.20)%
Princeton Long/Short Treasury Fund Class I	(2.72)%	(1.85)%
Bloomberg Barclays Capital U.S. Aggregate Bond Total Return Index +	8.72%	4.13%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All total returns as indicated above are calculated using the traded Net Asset Value on December 31, 2019. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the adviser not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 1.85% for Class A shares and 1.60% for Class I shares per the May 1, 2019, prospectus. The Fund’s adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses until May 31, 2020, supplemented on July 22, 2019. After fee waivers, the Fund’s total annual operating expenses are 1.76% for Class A and 1.51% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

+	The Bloomberg Barclays Capital U.S. Aggregate Bond Total Return Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market. Investors may not invest in the index directly.

**	Inception date for the fund is February 1, 2017.

Comparison of the Change in Value of a $100,000 Investment

Holdings by Asset Class as of December 31, 2019	% of Net Assets
U.S. Government Obligations	73.5%
Purchased Call Option	24.3%
Short-Term Investment	2.8%
Liabilities in Excess of Other Assets	(0.6)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Princeton Long/Short Treasury Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

			Notional	Strike	Exercise
	Counterparty	Contracts	Amount	Price	Price	Expiration	Fair Value
PURCHASED CALL OPTION - 24.3%
Nomura Call Option (Cost $6,927,183) (a)	Nomura	7,340	$5,611,124	$0.0001	$764.46	2/22/2021	$5,611,242

		Coupon
Principal ($)		Rate (%)	Maturity
	U.S. GOVERNMENT OBLIGATIONS - 73.5%
	U.S. TREASURY BILL - 73.5% **
7,000,000	United States Treasury Bill	0.0000	1/23/2020	6,993,998
10,000,000	United States Treasury Bill	0.0000	1/30/2020	9,988,682
	TOTAL U.S. GOVERNMENT OBLIGATIONS - (cost - $16,980,936)			16,982,680

Shares
	SHORT-TERM INVESTMENT - 2.8%
	MONEY MARKET FUND - 2.8%
642,245	Goldman Sachs Financial Square Funds - Government Fund, 1.53% * (Cost $642,245)			642,245

	TOTAL INVESTMENTS - 100.6% (Cost $24,550,364)			$23,236,167
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%			(149,506)
	NET ASSETS - 100.0%			$23,086,661

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2019.

**	Zero Coupon Bonds.

(a)	The Nomura Call option provides Princeton Long/Short Treasury Fund with access to the performance of the Galaxy Plus Fund - ProfitScore Long/Short Feeder Fund (536) LLC (“GPPS”). GPPS effectuates its trading strategy through the Galaxy Plus Fund - ProfitScore Long/Short Master Fund (536) LLC (“GPPSM”). The trading strategy of the GPPSM is a short quantative trading program that specializes in treasury futures. Nomura invests into the Feeder (GPPS) and then the Feeder invests in the Master (GPPSM). GPPS charges a 2.0% management fee and 0% incentive fee. The redemption frequency is daily, with one business day’s notice.

At December 31, 2019, GPPSM held the following underlying investment:

	FUTURES CONTRACT

Long				Underlying Face	Unrealized
Contracts	Open Long Futures Contracts	Counterparty	Expiration	Amount at Value	Loss
128	US Ultra Bond Future	UBS Securities LLC	Mar-19	$23,252,000	$(73,375)
	Total Unrealized Loss from Open Long Future Contracts				(73,375)

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

ASSETS
Investment securities:
At cost	$24,550,364
At fair value	$23,236,167
Receivable for Fund shares sold	1,068
Interest receivable	383
Prepaid expenses and other assets	38,977
TOTAL ASSETS	23,276,595

LIABILITIES
Payable for Fund shares redeemed	113,323
Investment advisory fees payable, net	20,851
Payable to related parties	17,965
Distribution (12b-1) fees payable	4,584
Accrued expenses and other liabilities	33,211
TOTAL LIABILITIES	189,934
NET ASSETS	$23,086,661

Net Assets Consist Of:
Paid in capital	$29,249,033
Accumulated loss	(6,162,372)
NET ASSETS	$23,086,661

Net Asset Value Per Share:
Class A Shares:
Net Assets	$20,968,049
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,242,599
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.35
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$9.92

Class I Shares:
Net Assets	$2,118,612
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	224,876
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.42	(b)

(a)	On investments of $25,000 or more, the offering price is reduced.

(b)	The NAV shown above differs from the traded NAV on December 31, 2019 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$314,320
TOTAL INVESTMENT INCOME	314,320

EXPENSES
Investment advisory fees	202,581
Distribution (12b-1) fees:
Class A	28,310
Registration fees	40,000
Legal fees	39,502
Accounting services fees	33,226
Administrative services fees	26,143
Audit and tax fees	23,751
Trustees fees and expenses	12,129
Compliance officer fees	11,046
Transfer agent fees	8,823
Third Party Administrative Servicing Fees	5,538
Custodian fees	4,773
Printing and postage expenses	2,809
Other expenses	2,000
Insurance expense	299
TOTAL EXPENSES	440,930
Less: Fees waived/ Expenses reimbursed	(159,014)
NET EXPENSES	281,916
NET INVESTMENT INCOME	32,404

REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(395,987)
Net change in unrealized depreciation on investments	(497,686)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(893,673)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(861,269)

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
FROM OPERATIONS
Net investment income	$32,404	$15,528
Net realized loss on investments	(395,987)	(4,452,188)
Net change in unrealized depreciation on investments	(497,686)	(5,069,176)
Net decrease in net assets resulting from operations	(861,269)	(9,505,836)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(29,748)	—
Class I	(6,111)	(16,010)
Net decrease in net assets from distributions to shareholders	(35,859)	(16,010)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	27,793,216	7,178,378
Class I	5,581,020	99,622,733
Net asset value of shares issued in reinvestment of distributions:
Class A	29,748	—
Class I	6,111	15,925
Payments for shares redeemed:
Class A	(10,471,236)	(5,896,305)
Class I	(14,601,259)	(253,994,773)
Net increase/(decrease) in net assets from shares of beneficial interest	8,337,600	(153,074,042)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,440,472	(162,595,888)

NET ASSETS
Beginning of Year	15,646,189	178,242,077
End of Year	$23,086,661	$15,646,189

SHARE ACTIVITY
Class A:
Shares Sold	2,855,817	712,682
Shares Reinvested	3,168	—
Shares Redeemed	(1,084,508)	(596,321)
Net increase in shares of beneficial interest outstanding	1,774,477	116,361

Class I:
Shares Sold	565,550	9,974,506
Shares Reinvested	646	1,655
Shares Redeemed	(1,485,098)	(25,798,017)
Net decrease in shares of beneficial interest outstanding	(918,902)	(15,821,856)

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Year Ended	Year Ended		Period Ended
Class A	December 31, 2019	December 31, 2018		December 31, 2017 (1)
Net asset value, beginning of period	$9.67	$10.25		$10.00
Activity from investment operations:
Net investment loss (2)	(0.01)	(0.01)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.30)	(0.57)		0.31
Total from investment operations	(0.31)	(0.58)		0.25
Less distributions from:
Net investment income	(0.01)	—		—
Total distributions	(0.01)	—		—
Net asset value, end of period	$9.35	$9.67		$10.25
Total return (3)	(3.17)%	(5.66)%		2.50	% (6)
Net assets, at end of period (000s)	$20,968	$4,528		$3,607
Ratio of gross expenses to average net assets (4)(5)	2.07%	1.59	% (7)	1.56%
Ratio of net expenses to average net assets (5)	1.50%	1.50%		1.50%
Ratio of net investment loss to average net assets (5)	(0.06)%	(0.12)%		(0.67)%
Portfolio Turnover Rate	0%	0%		0	% (6)

(1)	The Princeton Long/Short Treasury Fund Class A shares commenced operations on February 1, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	The ratio presented is adjusted for 12b-1 fee class allocations and is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Year Ended	Year Ended	Period Ended
Class I	December 31, 2019	December 31, 2018	December 31, 2017 (1)
Net asset value, beginning of period	$9.72	$10.29	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.05	0.00 (7)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.32)	(0.56)	0.34
Total from investment operations	(0.27)	(0.56)	0.29
Less distributions from:
Net investment income	(0.03)	(0.01)	—
Total distributions	(0.03)	(0.01)	—
Net asset value, end of period	$9.42	$9.72	$10.29
Total return (3)	(2.82)%	(5.40)%	2.90	% (6)
Net assets, at end of period (000s)	$2,119	$11,118	$174,635
Ratio of gross expenses to average net assets (4)(5)	2.32%	1.34%	1.31%
Ratio of net expenses to average net assets (5)	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (5)	0.44%	0.02%	(0.51)%
Portfolio Turnover Rate	0%	0%	0	% (6)

(1)	The Princeton Long/Short Treasury Fund Class I shares commenced operations on February 1, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

The Princeton Long/Short Treasury Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation with a secondary objective of providing income. The Fund commenced operations on February 1, 2017.

The Fund currently offers Class A, Class C and Class I shares. Currently, Class C shares are not available for purchase. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Advisor’s discretion. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options are valued based on the daily price reported from the counterparty. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund’s option investment is based off the performance of Galaxy Plus Fund – ProfitScore Long/Short Feeder Fund (536) LLC (“GPPS”). Gemini Alternative Funds, LLC (“GAF”) acts as the Sponsor for GPPS, and Gemini Hedge Fund Services, LLC (“GHFS”) provides administration services for GPPS. Both GPPS and Galaxy Plus Fund – ProfitScore Long/Short Master Fund (536) LLC (“GPPSM”) are sponsored by GAF. GAF and GHFS are both subsidiaries of The Ultimus Group, LLC, which makes them affiliated companies. Further, one of GAF’s lines of business is to create investment vehicles for, as a means of making available, to qualified high net-worth individuals and institutional investors, a variety of third-party professional managed futures and foreign exchange advisors. GPPS is one such investment vehicle. So while the trading decisions of that investment are given to third party investment advisors through power of attorney, the vehicle remains an entity that is controlled, in all other aspects, by GAF. As of December 31, 2019 the fair value on the option contracts was $5,611,242. For the year ended December 31, 2019, the Fund had net realized loss of $397,015 from options purchased contracts as disclosed on the Statement of Operations. The fair value on option contracts is disclosed on the Statement of Assets and Liabilities. During the year, the Fund extended the maturity of the option from February 21, 2019 to February 22, 2021.

As of December 31, 2019, the net change in unrealized depreciation on option purchased contracts was $489,318.

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	$—	$16,982,680	$—	$16,982,680
Purchased Call Option	—	5,611,242	—	5,611,242
Short Term Investment	642,245	—	—	642,245
Total	$642,245	$22,593,922	$—	$23,236,167

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

The derivative instruments outstanding as of December 31, 2019 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments subject to interest rate exposure during the year as disclosed in the Statement of

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Operations serve as indicators of the volume of derivative activity for the Fund. For the year ended December 31, 2019, the net change in unrealized depreciation on the option contract was $489,318. The cumulative unrealized depreciation on the option contract is disclosed on the Statements of Assets and Liabilities. For the year ended December 31, 2019, the Fund had net realized loss of $397,015 from the option contract, as disclosed on the Statement of Operations.

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk - Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Options Risk - There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with the Fund’s investment strategy.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The difference between the cost and fair value of open investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying Statement of Operations.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and NFA fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts and are included in the net realized loss on investments in the Statement of Operations. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year ended December 31, 2017 and December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year -end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Fund incurred advisory fees of $202,581.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until May 31, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.50% and 1.25% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund operating expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2019, the Fund waived $159,014 in fees pursuant to the Waiver Agreement.

The following amounts previously waived by the Adviser are subject to recapture by the Fund by the following dates:

12/31/2020	12/31/2021	12/31/2022
$57,307	$121,583	$159,014

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Foreside Distribution Services, L.P. (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2019, the Fund’s Class A shares incurred $28,310 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended December 31, 2019, the Distributor received $0 in underwriting commissions for sales of Class A shares.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective on February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Distributors LLC, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, under section 2(a)9 of the Act. As of December 31, 2019, E*Trade Savings Bank held 87.4% of the voting securities of the Fund, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by E*Trade Savings Bank are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$32,404	$15,528
Long-Term Capital Gain	—	—
Return of Capital	3,455	482
	$35,859	$16,010

As of December 31, 2019, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(144,762)	$(4,703,413)	$—	$(1,314,197)	$(6,162,372)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $144,762.

At December 31, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$4,703,413	$—	$4,703,413	$—

Permanent book and tax differences, primarily attributable to differences in book/tax basis treatment of Fund distributions resulted in reclassification for the year ended December 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(3,455)	$3,455

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized
Tax Cost	Appreciation	Depreciation	Net Unrealized Depreciation
$24,550,364	$1,744	$(1,315,941)	$(1,314,197)

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Long/Short Treasury Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Princeton Long/Short Treasury Fund (the Fund), a series of the Northern Lights Fund Trust, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended and for the period from February 1, 2017 (commencement of operations) to December 31, 2017 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 1, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the custodian and call option counterparty. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of the one or more Princeton investment companies since 2010.

Denver, Colorado

March 2, 2020

Princeton Long/Short Treasury Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2019

As a shareholder of the Princeton Long/Short Treasury Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Long/Short Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	7/1/2019	12/31/2019	7/1/19 - 12/31/2019	7/1/19 - 12/31/2019

Class A	$1,000.00	$942.90	$7.35	1.50%
Class I	1,000.00	944.60	6.13	1.25%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	7/1/2019	12/31/2019	7/1/19 - 12/31/2019	7/1/19 - 12/31/2019

Class A	$1,000.00	$1,017.64	$7.63	1.50%
Class I	1,000.00	1,018.90	6.36	1.25%

*	Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

Princeton Long/Short Treasury Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

Princeton Fund Advisors, LLC - Adviser to Princeton Long/Short Treasury Fund (“Princeton L/S”)

In connection with the regular meeting held on November 13-14, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re -approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“PFA”) and the Trust, with respect to the Princeton Long/Short Treasury Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees commented that the adviser was founded in 2011 and had approximately $1.37 billion in assets under management. They acknowledged that the adviser partnered with signal providers and other investment managers across a variety of investment strategies in order to develop and offer alternative asset management strategies to clients. The Trustees reviewed the background of the key personnel responsible for serving the Fund, discussing their education and financial experience, in particular with alternative investments. They acknowledged the adviser’s due diligence and research on the Fund’s signal provider, Profit Score Capital Management, Inc. (“ProfitScore”). They noted that the adviser regularly communicated with ProfitScore on performance attributions, risk and return characteristics, and liquidity requirements in order to determine the optimum portfolio weighting required to achieve the returns of ProfitScore Long/Short US Treasuries Index. The Trustees reviewed the adviser’s broker selection process, noting that the process considered a variety of factors. The Trustees expressed their satisfaction with the adviser’s overall experience, operation and compliance culture. After further discussion, the Trustees concluded that the adviser had provided a high level of service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s investment objective, noting that the Fund seeks capital appreciation with a secondary objective of providing income. They further noted that the Fund underperformed its Morningstar category and peer group over the one-year and since inception periods. The Trustees discussed the Fund’s Morningstar category and peer group, acknowledging that the Fund was compared to funds that employ a long/short credit strategy. Mr. Anderson noted that the Fund’s adviser disagreed with both the peer group and Morningstar category and suggested that the Fund’s performance should have been compared to funds in the Morningstar Multi-Alternative category. The Trustees further noted the Fund had only been

Princeton Long/Short Treasury Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

operational for two years and agreed that the adviser should be provided additional time to improve the Fund’s performance.

Fees and Expenses. The Trustees noted that the Fund’s advisory fee was equal to the Morningstar category median of 1.00% and lower than peer group median and average of 1.15% and 1.19%, respectively. They further noted that the Fund’s net expense ratio of 1.25% was equal to the Morningstar category median and lower than the peer group average and median of 1.35% and 1.29%, respectively. They further noted that the adviser had entered into an expense limitation agreement with the Fund and intended to renew it for an additional year. After considering the complexity of the Fund’s strategy, the Trustees concluded that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser, noting that the adviser made a modest profit in terms of actual dollars and percentage of revenue. They further noted the substantial costs that the adviser incurred while starting the Fund and the quality of the services provided to the Fund’s shareholders. The Trustees concluded that the adviser’s profits in connection with its relationship with the Fund were not unreasonable.

Economies of Scale. The Trustees considered whether the adviser had achieved economies of scale with respect to the management of the Fund. They noted the Fund’s recent performance and the adviser’s assertion that it would be difficult to increase the Fund’s assets until the performance of the underlying ProfitScore strategy and the Fund improves. After further discussion, the Trustees concluded that the Fund had not attained an asset level at which economies have been achieved, but acknowledged the adviser’s willingness to discuss the matter as material asset growth was realized in the Fund.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of Princeton L/S and its shareholders.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRINCETON LONG/SHORT TREASURY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights FundTrust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired. Formerlyheld several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights FundTrust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights FundTrust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern LightsFundTrust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/19 – NLFT_v3

PRINCETON LONG/SHORT TREASURY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2019, the Trust was comprised of 74 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the funds in the Trust advised by the Fund’s Adviser. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

12/31/19 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as exhibits to its report on Form N-PORT. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

DISTRIBUTOR
Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019- $20,500

2018 - $20,000

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 - $3,800

2018 - $3,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/9/20